Income Taxes	6 Months Ended
Sep. 30, 2023
Income Tax Disclosure [Abstract]
Income Taxes
9 - Income Taxes
For the three months ended September 30, 2023 and 2022, income tax (expense) benefit was $9.0 million and $(38.0) million, respectively. For the six months ended September 30, 2023 and 2022, income tax (expense) benefit was $(13.0) million and $(99.0) million, respectively. For the three months ended September 30, 2023 and 2022, the income tax (expense) benefit as a percentage of income before taxes was 7.6% and (25.0)%, respectively. For the six months ended September 30, 2023 and 2022, the income tax (expense) benefit as a percentage of income before taxes was (162.5)% and (22.6)%, respectively.
The effective rate increased compared to the same period last year primarily due to the impact of the incremental share-based payment costs arising in connection with the IPO (see Note 8 - Share-based Compensation, for further details) in the three months ended September 30, 2023, part of which does not give rise to a tax benefit due to irrecoverable withholding tax.
For the three months ended September 30, 2023 and 2022, the effective rate differed from the United Kingdom statutory rate of 25% and 19%, respectively, primarily due to patent box, research and development tax credits and share-based compensation cost. For the six months ended September 30, 2023 and 2022, the effective tax rates differed from the United Kingdom statutory rate of 25% and 19%, respectively, primarily due to patent box, research and development tax credits and share-based compensation cost.